November 15-17, 2023 Piper Sandler East Coast Financial Services Conference

This document includes "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not statements of historical fact, but instead are based on certain assumptions including statements with respect to the Company's beliefs, plans, objectives, goals, expectations, assumptions, and statements about future economic performance and projections of financial items. These forward-looking statements are subject to known and unknown risks, uncertainties and other factors that could cause actual results to differ materially from the results anticipated or implied by forward-looking statements. The factors that could result in material differentiation include, but are not limited to the impact of bank failures or adverse developments of other banks and related negative press about the banking industry in general on investor and depositor sentiment; the remaining effect of the COVID-19 pandemic on general economic and financial market conditions and on public health, both nationally and in the Company's market areas; expected revenues, cost savings, synergies and other benefits from merger and acquisition activities, including the Company's recent merger with Quantum Capital Corp., might not be realized to the extent anticipated, within the anticipated time frames, or at all, and costs or difficulties relating to integration matters, including but not limited to customer and employee retention, might be greater than expected; goodwill impairment charges might be incurred; increased competitive pressures; changes in the interest rate environment; changes in general economic conditions and conditions within the securities markets; legislative and regulatory changes; and the effects of inflation, a potential recession, and other factors described in the Company's latest annual Report on Form 10-K and Quarterly Reports on Form 10-Q and other documents filed with or furnished to the Securities and Exchange Commission - which are available on the Company's website at www.htb.com and on the SEC's website at www.sec.gov. Any of the forward-looking statements that the Company makes in this document or the documents they file with or furnish to the SEC are based upon management's beliefs and assumptions at the time they are made and may turn out to be wrong because of inaccurate assumptions they might make, because of the factors described above or because of other factors that they cannot foresee. The Company does not undertake and specifically disclaim any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements. Forward Looking Statements 2

• Financial data as of September 30, 2023 • Market data as of November 8, 2023 • Shares repurchased from February 19, 2013 to September 30, 2023 (last transaction in May 2022) 3 HomeTrust Bancshares, Inc. Overview $4.7B Assets NASDAQ: HTBI Headquarters: Asheville, NC $3.7B/$3.6B Loans/Deposits Founded: 1926 Locations: 34 84.5% Price to TBV Employees: 563 Market Cap: $374MM 17,380,307 Outstanding Shares TTM Average Daily Volume: 43,800 Shares Repurchased: 9,831,250 Commercial Commercial Real Estate Commercial & Industrial Middle Market Banking Equipment & Municipal Finance Treasury Management Services Small Business Banking Business Banking Business Banking Centers SBA Lending Consumer Banking Retail Banking Market Teams Consumer Banking Mortgage Banking Investment Services Professional Banking Wholesale Lending HELOCs Originated for Sale Indirect Auto FinTech Partnerships Lines of Business

4 Recent Recognition Named one of the 2023 Top 20 “Great Employers to Work for in NC” by the Best Companies Group Voted “Best Small Bank in North Carolina” by Newsweek for three consecutive years (2021 - 2023) NC, VA, TN and GA were the top 4 states on CNBC’s list of America’s Top States for Business 2023

5 Footprint in attractive metro markets experiencing growth rates above the national average (See Pages 9-10) Successful transition to a commercial bank (See Pages 6-8, 11-15) • Expansion of lines of business, adding further diversity to our loan portfolio • Strong experienced team of revenue producers • Attractive core deposit mix and cost • Experienced management team with extensive local market knowledge and M&A history Transformation efforts are driving improvements in profitability and our capital position (See Pages 17-27) • Significant improvement in net interest margin over last five quarters • Proven ability to generate noninterest income • Strong capital position to support continued growth Strong asset quality and credit discipline to support further growth (See Page 16) Our stock represents a value when compared to our peers • Trading at 86% of tangible book value versus our peers at 137% (as of 9/30/23) • Trading at 6.3x of annualized earnings versus our peers at 11.7x (as of 9/30/23) Key Investment Highlights

6 Pre-Stock Conversion Retail / Consumer – Limited Offerings Mortgage – Old S&L Model Commercial – Very Limited Capabilities Stock Conversion July – Converted from mutual to stock form with focus on commercial banking Equipment Finance February – Launched line of business SBA Lending September – Launched line of business Mortgage Banking Since FY 2017 – Started building out group by adding 13 loan officers over the past 5+ years New Commercial Origination Process December – Re-engineered and implemented new commercial process and recruited experienced bankers in new metro markets Consumer Banking New line of business consolidating Retail, Mortgage and Branch Operations Business Banking New line of business consolidating Business Bankers, Business Banking Branches and Investment Services Core System Conversion February – Converted to open architecture digital banking platform First FinTech Partnership – HELOCs Originated for Sale December – Launched line of business 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2023 Line of Business Expansion New Deposit Origination Channel Focusing on HOAs

7 High Performance Deposit Growth Maturing Lines of Business Business Transformation Engaged Employees Enterprise Risk Management Franchise and Line of Business Investments Our Results Our Business Objectives Our Foundation Pyramid of Success

8 Greenville, SC (2013) Tri-Cities and Knoxville, TN (2014) Charlotte, NC (2014) Roanoke, VA (2014) Raleigh, NC (2015) Re-engineered of CML LOB (2014) Introduced Indirect Auto (2014) Re-engineered Mtg LOB (2016) Re-engineered Treasury Mgmt (2016) Introduced SBA and Equipment Finance (2018) Introduced Symmetry (HELOCs) and Business Banking (2019) High Performing Peer Funding Levels Increase Fee Income Deposit Verticals Pilot Deposit BDOs Business Banking Micro Business Lending Engaged Employees Limited FinTech Partnerships Optimizing Processes Automation Maturing Lines of Business Expand Digital Channels Phase 1 Geographic Expansion 2013 - 2015 Phase 2 Line of Business Expansion 2014 - 2020 Phase 3 Deposit Growth 2021 - 2024 Phase 4 Business Transformation 2022 - 2024 Business Transformation: Phases of Progress

9 Geographic Expansion – Focus on High-Growth Markets Source: S&P Global Market Intelligence for MSA Demographics Raleigh 7.4% Population Growth 11.8% HH Income Growth Charlotte 5.8% Population Growth 14.7% HH Income Growth Atlanta 4.7% Population Growth 14.2% HH Income Growth Greenville 4.7% Population Growth 12.6% HH Income Growth (2023 to 2028 Projected Changes) Knoxville 4.1% Population Growth 11.6% HH Income Growth

10 Geographic Expansion – Focus on High-Growth Markets (Continued)

11 “Branch Heavy” Consumer Markets Asheville Roanoke Tri-Cities Branch Manager & Consumer Banker Introducing Micro-Business Loans Hybrid Branch Strategy “Branch-Lite” Business Banking Centers Atlanta Charlotte Greenville Knoxville Raleigh Branch Manager & Small Business Banker Small Business Banking & Professional Banking

12 $- $100,000 $200,000 $300,000 $400,000 $500,000 $600,000 $700,000 $800,000 $900,000 $1,000,000 $1,100,000 Commercial RE (NOO) Commercial RE (OO) Construction and Development Equipment Finance Other Commercial* 1-4 Family HELOCs and Other Consumer 2017 2018 2019 2020 2021 2022 2023** 9/30/2023 (Dollars in thousands, by fiscal year) Total Loan Composition: 2017 - $2,254,325 2018 - $2,416,885 2019 - $2,601,941 2020 - $2,598,685 2021 - $2,694,295 2022 - $2,768,634 2023** - $3,658,823 9/30/2023 - $3,659,914 Loan Portfolio Transformation: Transition to a Commercial Bank * Excludes PPP loans. ** Increases shown in 2023 include $561.9 million in loans acquired through our merger with Quantum Capital Corp.

13 (Dollars in thousands, as of September 30, 2023) Portfolios to Highlight: Non-Owner Occupied CRE & Construction and Development $- $25,000 $50,000 $75,000 $100,000 $125,000 $150,000 $175,000 $200,000 $225,000 Non-Owner Occupied CRE Composition NOO CRE – Office Largest 5 Relationships: $6,607,000 $6,607,000 $5,392,000 $5,167,000 $4,879,000 Total - $28,652,000 (28.5% of the portfolio) $- $10,000,000 $20,000,000 $30,000,000 $40,000,000 $50,000,000 $60,000,000 $70,000,000 Multifamily Comm Land Dev NOO CRE - Other NOO CRE - Retail NOO CRE - Office Construction and Development* Funded Balance Available Credit * Excludes loans to Residential Real Estate Builders with a funded balance of $164.4 million and available credit of $86.5 million.

14 Portfolios to Highlight: SBA Loans & Equipment Finance C&I 31% Hotel 29% Retail 29% Other 7% Office 4% SBA Portfolio Total Balance $143,663 Guaranteed Balance $52,810 (Dollars in thousands, as of September 30, 2023) $- $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 Equipment Finance (“EF”) Composition 58% 42% EF Southeast Footprint Outside Southeast Southeast 69% 31% EF National Footprint East of Mississippi West of Mississippi 0.00% 2.00% 4.00% 6.00% 8.00% $- $1,000 $2,000 $3,000 $4,000 $5,000 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Classified SBA Loans Loan Balance Guaranteed Balance % of SBA Portfolio

15 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 2019 2020 2021 2022 2023 Q1 2024 Average Cost of Deposits* $- $200,000 $400,000 $600,000 $800,000 $1,000,000 $1,200,000 $1,400,000 $1,600,000 Noninterest-bearing NOW Money Market/Savings Time Deposits Deposit Portfolio* 2019 2020 2021 2022 2023** 9/30/2023 (Dollars in thousands) Total Deposit Composition: 2019 - $2,327,258 2020 - $2,785,756 2021 - $2,955,541 2022 - $3,099,761 2023** - $3,601,168 9/30/2023 - $3,640,961 Move Towards Core Deposits * Deposit balances as of fiscal year end outside of the most recent period; cost of deposits are averages for the fiscal year ** Increases shown in 2023 include $570.6 million in deposits assumed through our merger with Quantum Capital Corp. Additional Information on Portfolio (as of 9/30/23): • The balance of uninsured deposits was $962.7 million, or 26.4% of total deposits, which included $294.8 million of collateralized deposits to municipalities. • The balance of brokered deposits was $328.0 million, or 9.0% of total deposits. • Commercial and consumer depositors represented 51% and 49% of total deposits, respectively. • The average balance of our deposit accounts was $33,000. • Our largest 25 depositors made up $541.9 million, or 15.0% of total deposits.

* Reflects the adoption of CECL on July 1, 2020. ** Includes $4.9 million increase to establish an ACL on Quantum’s loan portfolio. 16 -0.10% 0.10% 0.30% $(1,000) $2,000 $5,000 $8,000 $11,000 2020 2021 2022 2023 Q1 2024 Net Charge-Offs (“NCO”) and NCO to Average Loans NCO (Recoveries) Annualized NCO (Recoveries) NCO/Avg. Loans 0.50% 0.75% 1.00% 1.25% 1.50% $- $10,000 $20,000 $30,000 $40,000 $50,000 2020 2021* 2022 2023** 9/30/2023 Allowance for Credit Losses (“ACL”) and ACL to Total Loans ACL ACL/Total Loans 0.10% 0.20% 0.30% 0.40% 0.50% 2020 2021 2022 2023 9/30/2023 Nonperforming Assets to Total Assets 0% 150% 300% 450% 600% 750% 2020 2021* 2022 2023 9/30/2023 ACL to Nonperforming Loans (Coverage Ratio) (Dollars in thousands, by fiscal year) Strong Asset Quality and Credit Discipline

17 0% 2% 4% 6% 8% 10% 12% 14% 2020 2021 2022 2023 9/30/2023 Common Equity Tier I Capital (to Risk-Weighted Assets) CET I Capital Minimum to Be Well Capitalized (Dollars in thousands, by fiscal year) 0% 2% 4% 6% 8% 10% 12% 14% 2020 2021 2022 2023 9/30/2023 Tier I Capital (to Total Adjusted Assets) Tier I Capital Minimum to Be Well Capitalized 0% 2% 4% 6% 8% 10% 12% 14% 2020 2021 2022 2023 9/30/2023 Tier I Capital (to Risk-Weighted Assets) Tier I Capital Minimum to Be Well Capitalized 0% 2% 4% 6% 8% 10% 12% 14% 2020 2021 2022 2023 9/30/2023 Total Risk-Based Capital (to Risk-Weighted Assets) Risk Based Capital Minimum to Be Well Capitalized Strong Capital Position to Support Continued Growth

18 0% 5% 10% 15% 20% 25% 30% 35% $0.10 $0.15 $0.20 $0.25 $0.30 $0.35 $0.40 $0.45 2020 2021 2022 2023 2024 Annualized Cash Dividends Dividend/Share Dividend Payout Ratio (By fiscal year) 60% 70% 80% 90% 100% 110% 120% 130% $- $5.00 $10.00 $15.00 $20.00 $25.00 $30.00 2020 2021 2022 2023 9/30/2023 Market Price and Price to Tangible Book Market Price per Share Price to Tangible Book Capital Strategy Stock Buybacks Buybacks Total Buybacks as a % of O/S Shares as of 2/19/13 Number of Shares Total Cost ($) Average Cost Per Share ($) Total repurchased through May 2022 45.4% 9,831,250 $203,586,000 $20.71 Shares remaining to be repurchased under most recent buyback plan 266,639 No shares have been repurchased since May 2022 Total repurchased and authorized 10,097,889

19 $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 $- $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 2020 2021 2022 2023 2024 Annualized Adjusted Earnings Performance Adjusted Net Income Adjusted Diluted EPS 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 2020 2021 2022 2023 Q1 2024 Adjusted Return on Assets (Dollars in thousands, by fiscal year) 55% 60% 65% 70% 75% 2020 2021 2022 2023 9/30/2023 Adjusted Efficiency Ratio Improvement in Profitability Metrics See Appendix – Non-GAAP Reconciliation 0.00% 5.00% 10.00% 15.00% 20.00% 25.00% 30.00% 2020 2021 2022 2023 2024 Annualized Adjusted Return on Average Tangible Common Equity

20 0.20% 0.30% 0.40% 0.50% 0.60% 0.70% 0.80% 0.90% 1.00% 1.10% 1.20% $- $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 $40,000 $45,000 2020 2021 2022 2023 2024 Annualized Adjusted Noninterest Income Adjusted Noninterest Income % of Average Total Assets Service charges on deposits Loan income and fees Gain on sale of loans held for sale BOLI income Operating lease income Other $- $5,000 $10,000 $15,000 $20,000 Adjusted Noninterest Income Composition 2019 2020 2021 2022 2023 2024 Annualized (Dollars in thousands, by fiscal year) Noninterest Income See Appendix – Non-GAAP Reconciliation

21 • Mortgage Banking – 1-4 family and jumbo loans for sale • Began selling pools of jumbo mortgages in FY 2022. • Sold $203.9 million, $406.5 million, $263.0 million, $56.6 million, and $20.4 million in loans over fiscal years 2020, 2021, 2022, 2023 and the quarter ended 9/30/2023. • HELOCs Originated for Sale • Loans originated in HTB’s name, sourced through a third party FinTech. • Sold $71.1 million, $110.8 million, $120.0 million, $99.4 million, and $31.2 million in loans over fiscal years 2020, 2021, 2022, 2023 and the quarter ended 9/30/2023. • SBA Lending – origination of SBA 7(a) and USDA B&I loans, selling the guaranteed portion • Sold $38.1 million, $66.1 million, $54.7 million, $49.0 million, and $12.4 million in loans (guaranteed portion) over fiscal years 2020, 2021, 2022, 2023 and the quarter ended 9/30/2023. • Brought servicing in-house on July 1, 2021, which increased annual pre-tax income by $1.2 million. (Dollars in thousands, by fiscal year) Noninterest Income: Gain on Sale of Loans Held for Sale $- $1,500 $3,000 $4,500 $6,000 $7,500 $9,000 $10,500 $12,000 Mortgage Banking HELOCs SBA Lending Gain on Sale of Loans Held for Sale 2020 2021 2022 2023 2024 Annualized

1 Financial highlights as of the merger date of February 12, 2023 22 Highlights Financial Highlights1 Balance Sheet Loan credit mark $3.0M Loan interest rate mark $7.9M Provision for non-PCD loans + off balance sheet exposures $5.3M Allowance for PCD loans $0.4M Core deposit intangibles $12.2M Fair Value Adjustments Merger Summary Merger with Quantum Capital Corp. • Legal closing date - February 12, 2023 • Computer system conversion – March 13, 2023 • 20%+ EPS accretion • Tangible book value dilution <5% • Dilution earnback period of 2.5 years • Cost saves of 30%+ all realized in quarter ended 6/30/23 • Consistently ranked as one of Georgia’s most profitable banks • Added desirable Atlanta market • Similar “branch lite” model as HomeTrust • Added new deposit origination channel focused on homeowner’s association relationships Further accelerated shareholder value creation more quickly than organic growth Total Assets $656.8M Total Loans $561.9M Total Deposits $570.6M

23 Earnings (GAAP) 9/30/2023 6/30/2023 3/31/2023 12/31/2022 9/30/2022 Net income 14,833$ 15,013$ 6,734$ 13,658$ 9,199$ Earnings per share (EPS) - diluted 0.88$ 0.90$ 0.40$ 0.90$ 0.60$ Return on assets (ROA) 1.33% 1.39% 0.69% 1.54% 1.02% Return on equity (ROE) 12.23% 12.85% 6.21% 13.37% 9.25% Net interest margin 4.02% 4.32% 4.55% 4.53% 4.10% Loan Growth Net loan growth: $ Growth 1,091$ 9,844$ 101,423$ 117,840$ 98,488$ % Growth (annualized) 0.12% 1.08% 13.59% 16.44% 14.23% Loan originations: Commercial portfolio 224,443$ 196,539$ 173,385$ 183,340$ 169,272$ Retail portfolio 65,691 68,678 105,915 127,134 121,673 Loans originated for sale 155,846 142,024 105,794 66,582 67,112 Total originations 445,980$ 407,241$ 385,094$ 377,056$ 358,057$ Asset Quality Total assets 4,651,997$ 4,607,487$ 4,526,870$ 3,647,015$ 3,555,186$ Nonperforming assets to total assets 0.25% 0.18% 0.18% 0.17% 0.20% Classified assets to total assets 0.76% 0.53% 0.49% 0.50% 0.54% Quarterly Highlights

24 Quarterly Highlights: HomeTrust vs. Top 200 Exchange Traded Banks • Source: S&P Capital IQ Pro/Piper Sandler “3Q2023 Earnings Release Summary: Key Metrics & Calendar” dated October 27, 2023 As of or for the quarter ended 9/30/2023 Nationwide Mean HomeTrust +/- Variance Tangible Common Equity / Tangible Assets 7.8% 9.6% 1.8% AOCI / Tangible Common Equity -16.8% -1.0% 15.8% Net Interest Margin 3.27% 4.08% 0.81% Yield on Loans 6.03% 6.09% 0.06% Cost of Deposits 2.00% 1.79% -0.21% Cost of Funds 2.30% 2.02% -0.28% Core Return on Assets 1.02% 1.34% 0.32% QoQ Change in Tangible Book Value -0.9% 3.2% 4.1%

25 3.49% 4.10% 4.53% 4.55% 4.32% 4.02% 3.47% 4.09% 4.51% 4.52% 4.25% 4.02% 3.00% 3.50% 4.00% 4.50% 5.00% 6/30/2022 9/30/2022 12/31/2022 3/31/2023 6/30/2023 9/30/2023 NIM Reported NIM Core • Core net interest margin excludes accretion income and other loan fees • Net interest margin values are non-tax equivalent Quarterly Highlights: Net Interest Margin

26 0.67% 1.06% 1.40% 1.40% 1.38% 1.25% 0.50% 0.75% 1.00% 1.25% 1.50% 1.75% 6/30/2022 9/30/2022 12/31/2022 3/31/2023 6/30/2023 9/30/2023 Quarterly Highlights: Adjusted Return on Average Assets See Appendix – Non-GAAP Reconciliation

27 69.41% 60.69% 58.12% 57.15% 60.61% 59.12% 50.00% 55.00% 60.00% 65.00% 70.00% 75.00% 6/30/2022 9/30/2022 12/31/2022 3/31/2023 6/30/2023 9/30/2023 Quarterly Highlights: Adjusted Efficiency Ratio See Appendix – Non-GAAP Reconciliation

28 Set forth is a reconciliation to GAAP of our efficiency ratio: Set forth is a reconciliation to GAAP of tangible book value, tangible book value per share, and price to tangible book value: 3 Months Ended (Dollars in thousands) 9/30/2023 6/30/2023 6/30/2022 6/30/2021 6/30/2020 Noninterest expense 29,564$ 115,909$ 105,184$ 131,182$ 97,129$ Less: merger-related expense - (5,465) - - - Less: branch closure and restructuring expenses - - - (1,513) - Less: officer transition agreement expense - - (1,795) - - Less: prepayment penalties on borrowings - - - (22,690) - Noninterest expense - adjusted 29,564$ 110,444$ 103,389$ 106,979$ 97,129$ Net interest income 42,160$ 157,415$ 110,774$ 103,322$ 104,104$ Plus: tax equivalent adjustment 315 1,163 1,231 1,267 1,190 Plus: noninterest income 8,627 31,050 39,196 39,821 30,332 Less: gain death benefit proceeds from BOLI policies (1,092) - - - - Less: gain on sale of debt securities available for sale - - (1,895) - - Less: gain on sale of equity securities - (721) - - - Less: (gain) loss on sale of premises and equipment - (2,097) 87 1,311 - Net interest income plus noninterest income - adjusted 50,010$ 186,810$ 149,393$ 145,721$ 135,626$ Efficiency ratio 58.21% 61.50% 70.14% 91.64% 72.25% Efficiency ratio - adjusted 59.12% 59.12% 69.21% 73.41% 71.62% 12 Months Ended (Dollars in thousands) 9/30/2023 6/30/2023 6/30/2022 6/30/2021 6/30/2020 Total stockholder's equity 484,411$ 471,186$ 388,845$ 396,519$ 408,263$ Less: goodwill, core deposit intangibles, net of taxes (41,748) (42,410) (25,710) (25,902) (26,468) Tangible book value 442,663$ 428,776$ 363,135$ 370,617$ 381,795$ Common shares outstanding 17,380,307 17,366,673 15,591,466 16,636,483 17,021,357 Book value per share 27.87$ 27.13$ 24.94$ 23.83$ 23.99$ Tangible book value per share 25.47$ 24.69$ 23.29$ 22.28$ 22.43$ HomeTrust Bancshares, Inc. share price 21.67$ 20.89$ 25.00$ 27.90$ 16.00$ Price to tangible book value 85.1% 84.6% 107.3% 125.2% 71.3% As of Appendix – Non-GAAP Reconciliation In addition to results presented in accordance with generally accepted accounting principles utilized in the United States (“GAAP”), this document contains certain non- GAAP financial measures, which include: the efficiency ratio; tangible book value; tangible book value per share; net income, EPS, ROA, and return on average tangible common equity (ROATE) as adjusted to exclude adjustments for merger-related expenses, branch closure/restructuring expenses, prepayment penalties on borrowings, gain of death benefit proceeds from BOLI policies, gain on sale of debt securities available for sale, gain on sale of equity securities, gain (loss) on sale of premises and equipment, and officer transition agreement expense; and return on average tangible common equity. Management has presented the non-GAAP financial measures in this document because it believes including these items provides useful and comparative information to assess trends in our core operations while facilitating the comparison of the quality and composition of our earnings over time and in comparison to our competitors. However, these non-GAAP financial measures are supplemental, are not audited and are not a substitute for operating results or any analysis determined in accordance with GAAP. Where applicable, we have also presented comparable earnings information using GAAP financial measures. Because not all companies use the same calculations, our presentation may not be comparable to other similarly titled measures as calculated by other companies.

29 Set forth below is a reconciliation to GAAP net income, EPS, ROA, ROE, and ROATCE as adjusted to exclude adjustments for merger-related expenses, gain on sale of equity securities, gain (loss) on sale of premises and equipment, branch closure and restructuring expenses, officer transition agreement expense, gain of death benefit proceeds from BOLI policies, gain on the sale of debt securities available for sale, and prepayment penalties on borrowings: In relation to the two-class method, net income used in the calculations of basic and diluted EPS have adjustments, which are included in Company documents previously filed with the SEC. Appendix – Non-GAAP Reconciliation (Continued) 3 Months Ended (Dollars in thousands) 9/30/2023 6/30/2023 6/30/2022 6/30/2021 6/30/2020 Merger-related expense -$ 5,465$ -$ -$ -$ Gain of death benefit proceeds from BOLI policies (1,092) - - - - Gain on sale of equity securities - (721) - - - Loss (gain) on sale of premises and equipment - (2,097) 87 1,311 - Branch closure and restructuring expenses - - - 1,513 - Officer transition agreement expense - - 1,795 - - Gain on sale of debt securities available for sale - - (1,895) - - Prepayment penalty on borrowings - - - 22,690 - Total adjustments (1,092) 2,647 (13) 25,514 - Less: tax effect 257 (622) 24 (5,688) - Total adjustments, net of tax (835) 2,025 11 19,826 - Net income (GAAP) 14,833 44,604 35,653 15,675 22,783 Adjusted net income (non-GAAP) 13,998$ 46,629$ 35,664$ 35,501$ 22,783$ Average shares outstanding - basic 16,792,177 15,698,618 15,516,173 16,078,066 16,729,056 Average shares outstanding - diluted 16,800,901 15,781,506 15,810,409 16,495,115 17,292,239 Basic EPS (GAAP) 0.88$ 2.82$ 2.27$ 0.96$ 1.34$ Non-GAAP adjustment (0.05) 0.13 0.00 1.23 - Adjusted basic EPS (non-GAAP) 0.83$ 2.95$ 2.27$ 2.19$ 1.34$ Diluted EPS (GAAP) 0.88$ 2.80$ 2.23$ 0.94$ 1.30$ Non-GAAP adjustment (0.05) 0.13 0.00 1.20 - Adjusted diluted EPS (non-GAAP) 0.83$ 2.93$ 2.23$ 2.14$ 1.30$ Average assets 4,436,975$ 3,848,385$ 3,537,915$ 3,698,394$ 3,591,076$ Average equity 481,153$ 427,614$ 396,233$ 403,510$ 411,447$ ROA (GAAP) 1.33% 1.16% 1.01% 0.42% 0.63% Non-GAAP adjustment -0.08% 0.05% 0.00% 0.54% 0.00% Adjusted ROA (non-GAAP) 1.25% 1.21% 1.01% 0.96% 0.63% ROE (GAAP) 12.23% 10.43% 9.00% 3.88% 5.54% Non-GAAP adjustment -0.17% 0.47% 0.00% 4.91% 0.00% Adjusted ROE (non-GAAP) 12.06% 10.90% 9.00% 8.79% 5.54% Average equity 481,153$ 427,614$ 396,233$ 403,510$ 411,447$ Less: average goodwill, core deposit intangible, net of taxes (41,748) (42,356) (25,793) (26,162) (26,994) Average tangible book value 439,405$ 385,258$ 370,440$ 377,348$ 384,453$ ROATCE 25.48% 24.21% 19.25% 18.82% 11.85% 12 Months Ended

30 Set forth below is a reconciliation to GAAP non-interest expense, net interest income and efficiency ratio as adjusted to exclude certain adjustments for merger- related expenses, gain on sale of equity securities, gain (loss) on sale of premises and equipment, officer transition agreement expense, gain of death benefit proceeds from BOLI policies, and gain on the sale of debt securities available for sale: Appendix – Non-GAAP Reconciliation (Continued) Set forth is a reconciliation to GAAP of our efficiency ratio: (Dollars in thousands) 9/30/2023 6/30/2023 3/31/2023 12/31/2022 9/30/2022 6/30/2022 Noniinterest expense 29,564$ 30,911$ 32,833$ 26,076$ 26,089$ 27,459$ Less: merger-related expense - - (4,741) (250) (474) - Less: officer transition agreement expense - - - - - (1,795) Noninterest expense - adjusted 29,564$ 30,911$ 28,092$ 25,826$ 25,615$ 25,664$ Net interest income 42,160$ 43,896$ 41,454$ 37,545$ 34,520$ 28,859$ Plus: tax equivalent adjustment 315 298 290 287 277 294 Plus: noninterest income 8,627 6,888 8,310 8,454 7,398 9,716 Less: gain on death benefit proceeds from BOLI policies (1,092) - - - - - Less: gain on sale of debt securities available for sale - - - - - (1,895) Less: gain on sale of equity securities - - - (721) - - Less: (gain) loss on sale of premises and equipment - (82) (900) (1,127) 12 - Net interest income plus noninterest income - adjusted 50,010$ 51,000$ 49,154$ 44,438$ 42,207$ 36,974$ Efficiency Ratio 58.21% 60.87% 65.98% 56.69% 62.24% 71.18% Efficiency Ratio - adjusted 59.12% 60.61% 57.15% 58.12% 60.69% 69.41% 3 Months ended

31 Set forth below is a reconciliation to GAAP net income and ROA as adjusted to exclude merger-related expenses, provision for credit losses established for merger, gain on death benefit proceeds from BOLI policies, gain on sale of equity securities, gain (loss) on sale of premises and equipment, officer transition agreement expense, and gain on the sale of debt securities available for sale: Appendix – Non-GAAP Reconciliation (Continued) Set forth is a reconciliation to GAAP of our return on assets: (Dollars in thousands) 9/30/2023 6/30/2023 3/31/2023 12/31/2022 9/30/2022 6/30/2022 Merger-related expense -$ -$ 4,741$ 250$ 474$ -$ Provision for credit losses established for merger - - 5,270 - - - Gain on death benefit proceeds from BOLI policies (1,092) - - - - - Gain on sale of equity securities - - - (721) - - Loss (gain) on sale of premises and equipment - (82) (900) (1,127) 12 - Officer transition agreement expense - - - - - 1,795 Gain on sale of debt securities available for sale - - - - - (1,895) Total adjustments (1,092)$ (82)$ 9,111$ (1,598)$ 486$ (100)$ Less: tax effect 257 19 (2,141) 376 (114) 24 Total adjustments, net of tax (835) (63) 6,970 (1,222) 372 (76) Net income (GAAP) 14,833 15,013 6,734 13,658 9,199 6,025 Adjusted net income (non-GAAP) 13,998$ 14,950$ 13,704$ 12,436$ 9,571$ 5,949$ Average assets 4,436,975$ 4,342,384$ 3,948,285$ 3,524,101$ 3,586,311$ 3,569,151$ Average equity 481,153$ 468,632$ 439,830$ 405,493$ 394,397$ 390,120$ ROA (GAAP) 1.33% 1.39% 0.69% 1.54% 1.02% 0.68% Non-GAAP adjustment -0.08% -0.01% 0.71% -0.14% 0.04% -0.01% Adjusted ROA (non-GAAP) 1.25% 1.38% 1.40% 1.40% 1.06% 0.67% 3 Months ended

Hunter Westbrook President and Chief Executive Officer hunter.westbrook@htb.com Tony VunCannon EVP / Chief Financial Officer Corporate Secretary / Treasurer tony.vuncannon@htb.com 10 Woodfin Street Asheville, NC 28801 (828) 259-3939 www.htb.com 32